SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2010
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 1, 2009, Otter Tail Corporation, a Minnesota corporation (“Old Otter Tail”), completed a holding company reorganization (the “Holding Company Reorganization”) in accordance with Section 302A.626 of the Minnesota Business Corporation Act whereby it became a wholly owned subsidiary of a new public holding company, Otter Tail Corporation, a Minnesota corporation (“the Company”).
On July 29, 2010, the Company entered into Amendment No. 4 dated as of July 29, 2010 to Note Purchase Agreement dated as of February 23, 2007 (“Amendment No. 4”) with Cascade Investment, L.L.C. (“Cascade”), which was effective as of June 30, 2010. Amendment No. 4 amends that certain Note Purchase Agreement dated as of February 23, 2007 (as amended, including by Amendment No. 2 referred to below, the “Cascade Note Purchase Agreement”) between the Company (as assignee of Old Otter Tail) and Cascade. The Cascade Note Purchase Agreement provides for the issuance and sale to Cascade of a $50,000,000 Senior Note due November 30, 2017 (the “Cascade Note”), which currently bears interest at 8.89% per annum. The Cascade Note was originally issued by Old Otter Tail, and the Company assumed all of Old Otter Tail’s rights and obligations in, to and under the Cascade Note and the Cascade Note Purchase Agreement in connection with the Holding Company Reorganization and on the terms provided in an Amendment No. 2 dated as of June 30, 2009 to Note Purchase Agreement dated as of February 23, 2007 (“Amendment No. 2”). The Cascade Note Purchase Agreement, Amendment No. 2 and Amendment No. 3 dated as of June 23, 2010 to Note Purchase Agreement dated as of February 23, 2007 are filed as Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on February 28, 2007, Exhibit 4.3 to Old Otter Tail’s Current Report on Form 8-K filed on July 1, 2009 and Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 29, 2010, respectively, and are incorporated herein by reference.
The amendments to the Cascade Note Purchase Agreement contained in Amendment No. 4 permit the Company to exclude impairment charges and write-offs of assets, as well as the amortization of intangibles arising pursuant to the Financial Accounting Standards Board Statement No. 141, “Business Combinations,” from the calculation of the interest charges coverage ratio required to be maintained under the Cascade Note Purchase Agreement. The summary in this Item 1.01 of the material terms of Amendment No. 4 is qualified in its entirety by reference to the full text of Amendment No. 4, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Cascade owned approximately 9.6% of the Company’s outstanding common shares as of June 28, 2010 and is a party to a Standstill Agreement dated as of July 1, 2009 with the Company. A copy of the Standstill Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2009.

Item 2.02 Results of Operations and Financial Condition
     On August 2, 2010 Otter Tail Corporation issued a press release concerning consolidated financial results for the second quarter of 2010, a copy of which is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statement and Exhibits
     (d) Exhibits

4.1	Amendment No. 4 dated as of July 29, 2010 to Note Purchase Agreement dated as of February 23, 2007, between Otter Tail Corporation and Cascade Investment, L.L.C.

99.1	Press Release issued August 2, 2010.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: August 3, 2010

	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
4.1	Amendment No. 4 dated as of July 29, 2010 to Note Purchase Agreement dated as of February 23, 2007, between Otter Tail Corporation and Cascade Investment, L.L.C.

99.1	Press release, dated August 2, 2010

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